Exhibit 99

Segment Information for the three months ended March 31, 2014 and 2013

	Three Months Ended
	March 31,
	2014	2013
Net Sales
Aerospace	$3,851	$3,825
Automation and Control Solutions	3,362	3,079
Performance Materials and Technologies	2,466	2,424
Total	$9,679	$9,328

Segment Profit
Aerospace	$703	$662
Automation and Control Solutions	471	423
Performance Materials and Technologies	473	474
Corporate	(51)	(51)
Total segment profit	$1,596	$1,508

	Three Months Ended
	March 31,
	2014	2013	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$440	$451	(2)%
Business and general aviation	244	229	7%
Aftermarket
Air transport and regional	717	700	2%
Business and general aviation	365	339	8%
Defense and Space	1,092	1,192	(8)%
Transportation Systems	993	914	9%
Total Aerospace Sales	3,851	3,825

Automation and Control Solutions Sales
Energy Safety & Security	2,301	2,003	15%
Building Solutions & Distribution	1,061	1,076	(1)%
Total Automation and Control Solutions Sales	3,362	3,079

Performance Materials and Technologies
UOP	846	775	9%
Process Solutions	712	707	1%
Advanced Materials	908	942	(4)%
Total Performance Materials and Technologies Sales	2,466	2,424

Net Sales	$9,679	$9,328
1

Aerospace

	Three Months Ended
	March 31,
	2014	2013	% Change
Net sales	$3,851	$3,825	1%
Cost of products and services sold	2,903	2,931
Selling, general and administrative expenses	176	165
Other	69	67
Segment profit	$703	$662	6%

	2014 vs. 2013
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	1%	6%
Total % Change	1%	6%

Aerospace sales by major customer end-markets were as follows:

	Three Months Ended March 31,
			%
	% of Aerospace		Increase/
	Sales		(Decrease)
Customer End-Markets	2014	2013	in Sales
Commercial Original Equipment
Air transport and regional	12%	12%	(2)%
Business and general aviation	6%	6%	7%
Commercial Original Equipment	18%	18%	1%

Commercial Aftermarket
Air transport and regional	19%	18%	2%
Business and general aviation	9%	9%	8%
Commercial Aftermarket	28%	27%	4%

Defense and Space	28%	31%	(8)%

Transportation Systems	26%	24%	9%
Total	100%	100%	1%
2

Segment Information for three and six months ended June 30, 2014 and 2013

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net Sales
Aerospace	$4,010	$3,944	$7,861	$7,769
Automation and Control Solutions	3,607	3,270	6,969	6,349
Performance Materials and Technologies	2,636	2,479	5,102	4,903
Total	$10,253	$9,693	$19,932	$19,021

Segment Profit
Aerospace	$759	$709	$1,462	$1,371
Automation and Control Solutions	533	467	1,004	890
Performance Materials and Technologies	475	438	948	912
Corporate	(58)	(55)	(109)	(106)
Total segment profit	$1,709	$1,559	$3,305	$3,067

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% change	2014	2013	% change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$460	$430	7%	$900	$881	2%
Business and general aviation	236	264	(11)%	480	493	(3)%
Aftermarket
Air transport and regional	747	736	1%	1,464	1,436	2%
Business and general aviation	371	374	(1)%	736	713	3%
Defense and Space	1,177	1,193	(1)%	2,269	2,385	(5)%
Transportation Systems	1,019	947	8%	2,012	1,861	8%
Total Aerospace Sales	4,010	3,944		7,861	7,769

Automation and Control Solutions Sales
Energy Safety & Security	2,394	2,081	15%	4,695	4,084	15%
Building Solutions & Distribution	1,213	1,189	2%	2,274	2,265	—
Total Automation and Control Solutions Sales	3,607	3,270		6,969	6,349

Performance Materials and Technologies
UOP	828	707	17%	1,674	1,482	13%
Process Solutions	786	795	(1)%	1,498	1,502	—
Advanced Materials	1,022	977	5%	1,930	1,919	1%
Total Performance Materials and Technologies Sales	2,636	2,479		5,102	4,903
Net Sales	$10,253	$9,693		$19,932	$19,021
3

Aerospace

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% Change	2014	2013	% Change
Net sales	$4,010	$3,944	2%	$7,861	$7,769	1%
Cost of products and services sold	3,008	2,987		5,911	5,918
Selling, general and administrative expenses	179	185		355	350
Other	64	63		133	130
Segment profit	$759	$709	7%	$1,462	$1,371	7%

	2014 vs. 2013
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	1%	8%	1%	7%
Other	1%	(1)%	—	—
Total % Change	2%	7%	1%	7%

Aerospace sales by major customer end-markets were as follows:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
	% of Aerospace		Increase/	% of Aerospace		Increase/
	Sales		(Decrease)	Sales		(Decrease)
Customer End-Markets	2014	2013	in Sales	2014	2013	in Sales
Commercial Original Equipment
Air transport and regional	12%	11%	7%	11%	11%	2%
Business and general aviation	6%	7%	(11)%	6%	6%	(3)%
Commercial Original Equipment	18%	18%	—	17%	17%	—

Commercial Aftermarket
Air transport and regional	19%	19%	1%	19%	19%	2%
Business and general aviation	9%	9%	(1)%	9%	9%	3%
Commercial Aftermarket	28%	28%	1%	28%	28%	2%

Defense and Space	29%	30%	(1)%	29%	31%	(5)%

Transportation Systems	25%	24%	8%	26%	24%	8%
Total	100%	100%	2%	100%	100%	1%
4

Segment Information for the three months ended March 31, 2013 and 2012

	Three Months Ended March 31,
	2013	2012
Net Sales
Aerospace	$3,825	$3,904
Automation and Control Solutions	3,079	3,066
Performance Materials and Technologies	2,424	2,337
Total	$9,328	$9,307

Segment Profit
Aerospace	$662	$654
Automation and Control Solutions	423	401
Performance Materials and Technologies	474	409
Corporate	(51)	(49)
Total Segment Profit	$1,508	$1,415

	Three Months Ended March 31,
	2013	2012	% change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$451	$415	9%
Business and general aviation	229	256	(11)%
Aftermarket
Air transport and regional	700	728	(4)%
Business and general aviation	339	347	(2)%
Defense and Space	1,192	1,204	(1)%
Transportation Systems	914	954	(4)%
Total Aerospace Sales	3,825	3,904

Automation and Control Solutions Sales
Energy Safety & Security	2,003	1,972	2%
Building Solutions & Distribution	1,076	1,094	(2)%
Total Automation and Control Solutions Sales	3,079	3,066

Performance Materials and Technologies Sales
UOP	775	579	34%
Process Solutions	707	722	(2)%
Advanced Materials	942	1,036	(9)%
Total Performance Materials and Technologies Sales	2,424	2,337
Net Sales	$9,328	$9,307
5

Aerospace

	Three Months Ended March 31,
	2013	2012	% Change
Net sales	$3,825	$3,904	(2)%
Cost of products and services sold	2,931	2,991
Selling, general and administrative expenses	165	191
Other	67	68
Segment profit	$662	$654	1%

	2013 vs. 2012
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	(2)%	1%
Total % Change	(2)%	1%

Aerospace sales by major customer end-markets were as follows:

	Three Months Ended
	March 31,
	% of Aerospace Sales		% Increase/ (Decrease)
Customer End-Markets	2013	2012	in Sales
Commercial Original Equipment
Air transport and regional	12%	11%	9%
Business and general aviation	6%	6%	(11)%
Commercial Original Equipment	18%	17%	1%

Commercial Aftermarket
Air transport and regional	18%	19%	(4)%
Business and general aviation	9%	9%	(2)%
Commercial Aftermarket	27%	28%	(3)%

Defense and Space	31%	31%	(1)%

Transportation Systems	24%	24%	(4)%
Total	100%	100%	(2)%
6

Segment Information for the three and six months ended June 30, 2013 and 2012

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net Sales
Aerospace	$3,944	$3,927	$7,769	$7,831
Automation and Control Solutions	3,270	3,194	6,349	6,260
Performance Materials and Technologies	2,479	2,314	4,903	4,651
Total	$9,693	$9,435	$19,021	$18,742

Segment Profit
Aerospace	$709	$676	$1,371	$1,330
Automation and Control Solutions	467	436	890	837
Performance Materials and Technologies	438	439	912	848
Corporate	(55)	(58)	(106)	(107)
Total segment profit	$1,559	$1,493	$3,067	$2,908

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% change	2013	2012	% change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$430	$407	6%	$881	$822	7%
Business and general aviation	264	236	12%	493	492	—
Aftermarket
Air transport and regional	736	725	2%	1,436	1,453	(1)%
Business and general aviation	374	356	5%	713	703	1%
Defense and Space	1,193	1,303	(8)%	2,385	2,507	(5)%
Transportation Systems	947	900	5%	1,861	1,854	—
Total Aerospace Sales	3,944	3,927		7,769	7,831

Automation and Control Solutions Sales
Energy Safety & Security	2,081	2,022	3%	4,084	3,994	2%
Building Solutions & Distribution	1,189	1,172	1%	2,265	2,266	—
Total Automation and Control Solutions Sales	3,270	3,194		6,349	6,260

Performance Materials and Technologies
UOP	707	508	39%	1,482	1,087	36%
Process Solutions	795	768	4%	1,502	1,490	1%
Advanced Materials	977	1,038	(6)%	1,919	2,074	(7)%
Total Performance Materials and Technologies Sales	2,479	2,314		4,903	4,651
Net Sales	$9,693	$9,435		$19,021	$18,742
7

Aerospace

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$3,944	$3,927	—	$7,769	$7,831	(1)%
Cost of products and services sold	2,987	2,995		5,918	5,986
Selling, general and administrative expenses	185	193		350	384
Other	63	63		130	131
Segment profit	$709	$676	5%	$1,371	$1,330	3%

	2013 vs. 2012
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	—	5%	(1)%	3%
Total % Change	—	5%	(1)%	3%

Aerospace sales by major customer end-markets were as follows:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	% of Aerospace Sales		% Increase/ (Decrease)	% of Aerospace Sales		% Increase/ (Decrease)
Customer End-Markets	2013	2012	in Sales	2013	2012	in Sales
Commercial Original Equipment
Air transport and regional	11%	10%	6%	11%	10%	7%
Business and general aviation	7%	6%	12%	6%	6%	—
Commercial Original Equipment	18%	16%	8%	17%	16%	5%

Commercial Aftermarket
Air transport and regional	19%	19%	2%	19%	19%	(1)%
Business and general aviation	9%	9%	5%	9%	9%	1%
Commercial Aftermarket	28%	28%	3%	28%	28%	—

Defense and Space	30%	33%	(8)%	31%	32%	(5)%

Transportation Systems	24%	23%	5%	24%	24%	—
Total	100%	100%	—	100%	100%	(1)%
8

Segment Information for the three and nine months ended September 30, 2013 and 2012

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net Sales
Aerospace	$3,889	$3,906	$11,658	$11,737
Automation and Control Solutions	3,375	3,197	9,724	9,457
Performance Materials and Technologies	2,383	2,239	7,286	6,890
Total	$9,647	$9,342	$28,668	$28,084

Segment Profit
Aerospace	$730	$686	$2,101	$2,016
Automation and Control Solutions	523	478	1,413	1,315
Performance Materials and Technologies	413	368	1,325	1,216
Corporate	(51)	(57)	(157)	(164)
Total segment profit	$1,615	$1,475	$4,682	$4,383

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% change	2013	2012	% change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$415	$412	1%	$1,296	$1,234	5%
Business and general aviation	257	240	7%	750	732	2%
Aftermarket
Air transport and regional	754	742	2%	2,190	2,195	—
Business and general aviation	393	355	11%	1,106	1,058	5%
Defense and Space	1,154	1,294	(11)%	3,539	3,801	(7)%
Transportation Systems	916	863	6%	2,777	2,717	2%
Total Aerospace Sales	3,889	3,906		11,658	11,737

Automation and Control Solutions Sales
Energy Safety & Security	2,174	2,004	9%	6,258	5,998	5%
Building Solutions & Distribution	1,201	1,193	1%	3,466	3,459	1%
Total Automation and Control Solutions Sales	3,375	3,197		9,724	9,457

Performance Materials and Technologies
UOP	704	542	30%	2,186	1,629	34%
Process Solutions	754	761	(1)%	2,256	2,251	—
Advanced Materials	925	936	(1)%	2,844	3,010	(6)%
Total Performance Materials and Technologies Sales	2,383	2,239		7,286	6,890
Net Sales	$9,647	$9,342		$28,668	$28,084
9

Aerospace

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$3,889	$3,906	—	$11,658	$11,737	(1)%
Cost of products and services sold	2,919	2,969		8,837	8,955
Selling, general and administrative expenses	173	186		523	570
Other	67	65		197	196
Segment profit	$730	$686	6%	$2,101	$2,016	4%

	2013 vs. 2012
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	—	8%	(1)%	4%
Other	—	(2)%	—	—
Total % Change	—	6%	(1)%	4%

Aerospace sales by major customer end-markets were as follows:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			%			%
	% of Aerospace		Increase/	% of Aerospace		Increase/
	Sales		(Decrease)	Sales		(Decrease)
Customer End-Markets	2013	2012	in Sales	2013	2012	in Sales
Commercial Original Equipment
Air transport and regional	11%	11%	1%	11%	11%	5%
Business and general aviation	6%	6%	7%	7%	6%	2%
Commercial Original Equipment	17%	17%	3%	18%	17%	4%

Commercial Aftermarket
Air transport and regional	19%	19%	2%	19%	19%	—
Business and general aviation	10%	9%	11%	9%	9%	5%
Commercial Aftermarket	29%	28%	5%	28%	28%	1%

Defense and Space	30%	33%	(11)%	30%	32%	(7)%

Transportation Systems	24%	22%	6%	24%	23%	2%
Total	100%	100%	—	100%	100%	(1)%
10

Segment Information for the years ended December 31, 2013 and 2012

	2013	2012
Net Sales
Aerospace	$15,735	$15,601
Automation and Control Solutions	13,465	12,787
Performance Materials and Technologies	9,855	9,277
Total	$39,055	$37,665

Segment Profit
Aerospace	$2,870	$2,711
Automation and Control Solutions	1,983	1,836
Performance Materials and Technologies	1,725	1,550
Corporate	(227)	(218)
Total segment profit	$6,351	$5,879

	2013	2012	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$1,716	$1,601	7%
Business and general aviation	935	967	(3)%
Aftermarket
Air transport and regional	2,960	2,947	—
Business and general aviation	1,499	1,417	6%
Defense and Space	4,870	5,108	(5)%
Transportation Systems	3,755	3,561	5%
Total Aerospace Sales	15,735	15,601

Automation and Control Solutions Sales
Energy Safety & Security	8,756	8,123	8%
Building Solutions & Distribution	4,709	4,664	1%
Total Automation and Control Solutions Sales	13,465	12,787

Performance Materials and Technologies Sales
UOP	2,962	2,253	31%
Process Solutions	3,091	3,093	—
Advanced Materials	3,802	3,931	(3)%
Total Performance Materials and Technologies Sales	9,855	9,277

Net Sales	$39,055	$37,665
11

Aerospace

	2013	2012	Change
Net sales	$15,735	$15,601	1%
Cost of products and services sold	11,889	11,863
Selling, general and administrative expenses	705	763
Other	271	264
Segment profit	$2,870	$2,711	6%

	2013 vs. 2012
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	1%	6%
Total % Change	1%	6%

Aerospace sales by major customer end-markets were as follows:

	% of Aerospace Sales		% Increase (Decrease)
Customer End-Markets	2013	2012	in Sales
Commercial Original Equipment
Air transport and regional	11%	10%	7%
Business and general aviation	6%	6%	(3)%
Commercial Original Equipment	17%	16%	3%

Commercial Aftermarket
Air transport and regional	19%	19%	—
Business and general aviation	9%	9%	6%
Commercial Aftermarket	28%	28%	2%

Defense and Space	31%	33%	(5)%

Transportation Systems	24%	23%	5%
Total	100%	100%	1%
12